EXHIBIT 23.4




                      JERSEY CENTRAL POWER & LIGHT COMPANY

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




              As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into Jersey Central Power & Light Company's previously filed Registration Statements, File No. 333-78717 and No. 333-88783.







ARTHUR ANDERSEN LLP




Cleveland, Ohio,
   March 29, 2002.


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